Lease Obligations	12 Months Ended
Dec. 31, 2017
Lease Obligations
Lease Obligations

12.Lease Obligations

Net rental expense amounted to approximately $144 million, $152 million and $169 million in the years ended December 31, 2017, 2016 and 2015, respectively. The company’s lease obligations relate primarily to office facilities, equipment used in connection with long-term construction contracts and other personal property. Net rental expense in 2017 and 2016 was lower compared to 2015, primarily due to a decrease in rental equipment and facilities required to support project execution activities in the Energy & Chemicals and Mining, Industrial, Infrastructure & Power segments.

The company’s obligations for minimum rentals under non-cancelable operating leases (excluding project lease agreements which are fully reimbursable by the client) are as follows:

Year Ended December 31,	(in thousands)

2018	$86,300
2019	70,900
2020	55,800
2021	35,500
2022	22,700
Thereafter	55,500

During 2015, the company sold two office buildings located in California for net proceeds of $82 million and subsequently entered into a twelve year lease with the purchaser. The resulting gain on the sale of the property was approximately $58 million, of which $7 million was recognized during the fourth quarter of 2015 and $4 million was recognized during both 2017 and 2016. These gains were included in corporate general and administrative expense in the Consolidated Statement of Earnings. The remaining deferred gain of approximately $43 million is being amortized over the remaining life of the lease on a straight-line basis.